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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 15, 1998
                      ------------------------------------
                Date of report (Date of earliest event reported)

                            SIGNATURE RESORTS, INC.
                      ------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                    000-21193                95-4582157
(State or other Jurisdiction      (Commission Title          (IRS Employer
     of Incorporation)                 Number)           Identification Number)

                       1875 SOUTH GRANT STREET, SUITE 650
                          SAN MATEO, CALIFORNIA 94402
                      ------------------------------------
                    (Address of Principal Executive Offices)

                                 (650) 312-7171
                      ------------------------------------
              (Registrant's telephone number, including area code)









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ITEM 5.   OTHER EVENTS

          On April 15, 1998, Signature Resorts, Inc. (the "Company") issued a press release (the "Press Release") announcing its completion of a $140 million Senior Notes Offering. A copy of the Press Release is attached as exhibit 99 hereto and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS

          Exhibit 99 - Text of Press Release issued by the Company dated April 15, 1998.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                        SIGNATURE RESORTS, INC.

                                        By: /s/ ANDREW D. HUTTON
                                            ------------------------------------
                                            Name:  Andrew D. Hutton
                                            Title: Vice President,
                                            General Counsel and Secretary

Dated: April 21, 1998
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                                 EXHIBIT INDEX


99   Text of Press Release issued by the Company dated April 15, 1998.